UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 26, 2019
Date of Report (Date of earliest event reported)
LIGHTPATH TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27548	86-0708398
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2603 Challenger Tech Court, Suite 100
Orlando, Florida 32826
(Address of principal executive office, including zip code)

(407) 382-4003
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards providing pursuant to Section 13(a) of the Exchange Act. [ ]

LightPath Technologies, Inc.
Form 8-K

Item 1.01    Entry into a Material Definitive Agreement.

On February 26, 2019, LightPath Technologies, Inc. (the “Company”) entered into a Loan Agreement (the “Loan Agreement”) with BankUnited, N.A. (“Lender”) for (i) a revolving line of credit up to maximum amount of $2,000,000 (“Revolving Line”), (ii) a term loan in the amount of up to $5,813,500 (“Term Loan”), and (ii) a non-revolving guidance line of credit up to a maximum amount of $10,000,000 (“Guidance Line” and, together with the Revolving Line and Term Loan, the “Loans”). Each of the Loans is evidenced by a promissory note in favor of Lender (the “Notes”).

Revolving Line

Pursuant to the Loan Agreement, Lender will make loan advances under the Revolving Line to the Company up to a maximum aggregate principal amount outstanding not to exceed $2,000,000, which proceeds shall be used for working capital and general corporate purposes. Amounts borrowed under the Revolving Line may be repaid and re-borrowed at any time prior to February 26, 2022, at which time all amounts shall be immediately due and payable.  The advances under the Revolving Line bear interest, on the outstanding daily balance, at a per annum rate equal to 2.75% above the 30-day LIBOR.  Interest payments are due and payable, in arrears, on the first day of each month.

Term Loan

Pursuant to the Loan Agreement, Lender advanced $5,813,500 to satisfy in full the amounts owed to Avidbank Corporate Finance, a division of Avidbank, the Company’s prior lender, and to pay the fees and expenses incurred in connection with closing of the Loans. The Term Loan is for a 5-year term, but co-terminus with the Revolving Line. The Term Loan bears interest at a per annum rate equal to 2.75% above the 30-day LIBOR. Equal monthly principal payments of $48,445.83, plus accrued interest, are due and payable, in arrears, on the first day of each month during the term. Upon maturity, all principal and interest shall be immediately due and payable.

Guidance Line

Pursuant to the Loan Agreement, Lender, in its sole discretion, may make loan advances under the Guidance Line to the Company up to a maximum aggregate principal amount outstanding not to exceed $10,000,000, which proceeds shall be used for capital expenditures and approved business acquisitions. Such advances must be in minimum amounts of $1,000,000 for acquisitions and $500,000 for capital expenditures, and shall be limited to 80% of cost or as otherwise determined by Lender. Amounts borrowed under the Guidance Line may not re-borrowed. The advances under the Guidance Line bear interest, on the outstanding daily balance, at a per annum rate equal to 2.75% above the 30-day LIBOR.  Interest payments are due and payable, in arrears, on the first day of each month. Monthly principal payments, amortized based on a ten year term, become payable on each anniversary of the Loan Agreement.

Security and Guarantees

The Company’s obligations under the Loan Agreement are secured by a first priority security interest (subject to permitted liens) in all assets of the Company and its U.S. subsidiaries, GelTech, Inc. (“GelTech”) and ISP Optics Corporation (“ISP”), pursuant to a Security Agreement by the Company, GelTech, and ISP in favor of Lender. The Company’s equity interests in, and the assets of, its foreign subsidiaries are excluded from the security interest.  In addition, all of the Company’s subsidiaries have guaranteed the Company’s obligations under the Loan Agreement and related documents, pursuant to Guaranty Agreements executed by the Company and its subsidiaries in favor of Lender.

General Terms

The Loan Agreement contains customary covenants, including, but not limited to: (i) limitations on the disposition of property; (ii) limitations on changing the Company’s business or permitting a change in control; (iii) limitations on additional indebtedness or encumbrances; (iv) restrictions on distributions; and (v) limitations on certain investments. The Loan Agreement also contains certain financial covenants, including obligations to maintain a fixed charge coverage ratio of 1.25 to 1.00 and a total leverage ratio of 4.00 to 1.00.

The Company may prepay any or all of the Loans in whole or in part at any time, without penalty or premium. Late payments are subject to a late fee equal to five percent (5%) of the unpaid amount. Amounts outstanding during an event of default accrue interest at a rate of five percent (5%) above the 30-day LIBOR applicable immediately prior to the occurrence of the event of default.  The Loan Agreement contains other customary provisions with respect to events of default, expense reimbursement, and confidentiality.

The foregoing descriptions of the Loan Agreement, the Notes, Security Agreement, and Guaranty Agreements do not purport to be complete and are qualified in their entirety by reference to the Loan Agreement, Security Agreement, and Guaranty Agreements, copies of which are filed as Exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit No.	Description

10.1	Loan Agreement dated February 26, 2019 by and between LightPath Technologies, Inc. and BankUnited, N.A.
10.2	Term Loan Note dated February 26, 2019 by LightPath Technologies, Inc. in favor of BankUnited, N.A.
10.3	Revolving Credit Note dated February 26, 2019 by LightPath Technologies, Inc. in favor of BankUnited, N.A.
10.4	Guidance Line Note dated February 26, 2019 by LightPath Technologies, Inc. in favor of BankUnited, N.A.
10.5	Security Agreement dated February 26, 2019 by LightPath Technologies, Inc. in favor of BankUnited, N.A., and joined by GelTech, Inc. and ISP Optics Corporation
10.6
Guaranty Agreement (Term Loan) dated February 26, 2019 by GelTech Inc., ISP Optics Corporation, LightPath Optical Instrumentation (Shanghai) Co., Ltd., LightPath Optical Instrumentation (Zhenjiang) Co., Ltd., and ISP Optics Latvia, SIA in favor of BankUnited, N.A.

10.7
Guaranty Agreement (Revolving Credit) dated February 26, 2019 by GelTech Inc., ISP Optics Corporation, LightPath Optical Instrumentation (Shanghai) Co., Ltd., LightPath Optical Instrumentation (Zhenjiang) Co., Ltd., and ISP Optics Latvia, SIA in favor of BankUnited, N.A.

10.8
Guaranty Agreement (Guidance Line) dated February 26, 2019 by GelTech Inc., ISP Optics Corporation, LightPath Optical Instrumentation (Shanghai) Co., Ltd., LightPath Optical Instrumentation (Zhenjiang) Co., Ltd., and ISP Optics Latvia, SIA in favor of BankUnited, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.

LightPath Technologies, Inc.

Date: March 1, 2019	By:	/s/ Donald O. Retreage, Jr.
Donald O. Retreage, Jr.
CFO